                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement      [   ]   Confidential, for Use of the
Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]      Definitive Proxy Statement

[   ]      Definitive Additional Materials

[   ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    The Source Information Management Company
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)    Title to each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:


[   ]          Fee paid previously with preliminary materials.

[   ]          Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)    Amount Previously Paid:

               2)    Form, Schedule or Registration Statement No.:

               3)    Filing Party:

               4)    Date Filed:

                    THE SOURCE INFORMATION MANAGEMENT COMPANY
                             11644 Lilburn Park Road
                            St. Louis, Missouri 63146

 -------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 -------------------------------------------------------------------------------

To the Shareholders of                                             March 9, 1999
The Source Information Management Company:                   St. Louis, Missouri

A Special Meeting of the Shareholders of The Source Information Management Company will be held on March 30, 1999 at 10:00 a.m. Central Standard Time at the Company's principal executive offices at 11644 Lilburn Park Road, St. Louis, Missouri 63146, for the following purposes:

         1. To approve the issuance of 1,473,281 shares of the Common Stock of the Company upon the conversion of an equal number of shares of Series A Convertible Preferred Stock of the Company;

         2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Common Stock of the Company from 16,528,925 to 40,000,000; and

         3. To approve an amendment to the Company's 1995 Incentive Stock Option Plan to increase the number of shares of Common Stock available under the Stock Plan from 520,661 to 1,520,661.

Only shareholders of record at the close of business on March 4, 1999, will be entitled to vote at the meeting. A list of all shareholders entitled to vote at the special meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available at the principal office of The Source Information Management Company, 11644 Lilburn Park Road, St. Louis, Missouri 63146, during usual business hours, for examination by any shareholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

                                              By Order of the Board of Directors


                                                                W. Brian Rodgers
                                                                       Secretary


Whether or not you intend to be present at the meeting, please mark, sign, date, and return the accompanying proxy promptly. A return addressed envelope is enclosed for your convenience.

                    The Source Information Management Company
                             11644 Lilburn Park Road
                            St. Louis, Missouri 63146
                                 (314) 995-9040


 -------------------------------------------------------------------------------
                                 PROXY STATEMENT
 -------------------------------------------------------------------------------

         The enclosed form of proxy is solicited by and on behalf of the Board of Directors of The Source Information Management Company (the "Company") for use at the Special Meeting of Shareholders to be held on March 30, 1999 (the "Special Meeting") and at any adjournments thereof. The shareholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at 11644 Lilburn Park Road, St. Louis, Missouri 63146, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The proxy will be voted as specified by the shareholder in the spaces provided or, if no specification is made, it will be voted for Proposals 1, 2 and 3.

         This Proxy Statement and form of proxy are first being mailed to the shareholders of the Company on or about March 9, 1999. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.

         Only shareholders of record at the close of business on March 4, 1999 are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. On March 4, 1999 the Company had outstanding __________ shares of Common Stock. Except as provided below with respect to Proposal 1, each outstanding share is entitled to one vote on each matter to be voted on at the Special Meeting. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed by the Board for the meeting.

         Shares which are entitled to vote but which are not voted at the direction of the beneficial owner ("abstentions") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting. Abstentions may be specified on each of Proposals 1, 2 and 3.

         The affirmative vote of a majority of the shares of Common Stock voting at the Special Meeting (other than the shares of Common Stock held by Jonathan
J. Ledecky, James R. Gillis and Monte Weiner) is required to approve Proposal 1 for the issuance of 1,473,281 shares of the Common Stock of the Company upon the conversion of an equal number of shares of Series A

Convertible Preferred Stock of the Company. Votes withheld by brokers in the absence of instructions ("broker non-votes") will not be counted with respect to, and will have no effect on, whether the shareholders approve this proposal. Abstentions, however, are counted in determining whether the shareholders have approved this proposal and, thus, have the effect of a vote against the proposal.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 2 for the adoption of the amendment to the Articles of Incorporation. Broker non-votes and abstentions will have the effect of a vote against the proposal.

     The affirmative vote of a majority of the shares of Common Stock voting at the meeting is required to approve Proposal 3 to amend the Company's 1995 Incentive Stock Option Plan (the "Stock Plan"). Broker non-votes will not be counted with respect to, and will have no effect on, whether the shareholders approve this proposal. Abstentions, however, are counted in determining whether the shareholders have approved this proposal and, thus, have the effect of a vote against the proposal.

         Only matters set forth in this Notice of Special Meeting of Shareholders may be acted upon at the Special Meeting. The proxies will be voted on matters incident to the conduct of the meeting in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

                     OWNERSHIP OF THE COMPANY'S COMMON STOCK

The following table sets forth as of February 10, 1999, the beneficial ownership of each current director, the chief executive officer and the four most highly compensated executive officers of the Company, all executive officers and directors as a group, and each other shareholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.


 Name and Address                                                              Beneficial Ownership
of Beneficial Owner
                                                                 Number of Shares                     Percent
Jonathan J. Ledecky                                                1,779,383(a)                        15.2
    800 Connecticut Ave., N.W.
    Suite 1111
    Washington, D.C. 20006

S. Leslie Flegel                                                1,312,772(a)(b)(c)                     11.1
    11644 Lilburn Park Road
    St. Louis, Missouri 63146

William H. Lee                                                    907,623(b)(c)                         7.7
    711 Gallimore Dairy Road
    High Point, North Carolina 27265

Bank America Corporation                                            880,615(d)                          7.5
    100 North Tryon St.
    Charlotte, North Carolina 28255

Timothy A. Braswell                                               326,599(e)(f)                         2.8

Aron Katzman                                                      199,916(e)(f)                         1.7


Jason S. Flegel                                                   139,405(b)(f)                         1.2


Dwight L. DeGolia                                                 111,468(b)(f)                          *


Harry L. Franc, III                                                40,925(e)(f)                          *


Randall S. Minix                                                     8,485(f)                            *


Stephen E. Borjes                                                    8,000(b)                            *


All directors and executive                                      3,133,224(a)(g)                        26.2
officers as a group  (11 persons)



 *       Less than 1%

(a) S. Leslie Flegel and Jonathan J. Ledecky entered into a Voting Agreement on January 7, 1999, wherein Mr. Ledecky granted a proxy to Mr. Flegel to vote his shares of Common Stock in accordance with the terms of the Voting Agreement with regard to certain corporate matters, including Proposals 2 and 3. See Proposal 1. The number of shares shown for Mr. Flegel in the table does not include Mr. Ledecky's shares.

(b) Includes exercisable options to acquire shares of Common Stock in the following amounts per beneficial owner: S. Leslie Flegel - 119,752 shares; William H. Lee - 16,364 shares; Jason S. Flegel - 5,636; Dwight
         L. DeGolia - 4,364 shares; and Stephen E. Borjes - 8,000.

(c) Does not include shares subject to the terms of a Conversion Voting Agreement entered into on January 7, 1999, wherein certain other shareholders of the Company granted proxies to S. Leslie Flegel and William H. Lee to vote an aggregate of 4,307,771 shares of Common Stock in favor of Proposal 1. See Proposal 1.

(d) Sole voting power over 0 shares; shared voting power over 880,615 shares; sole investment power over 0 shares; shared investment power over 870,615 shares. Information, as of December 31, 1998, obtained from a shareholder filing made with the Securities and Exchange Commission dated February 8, 1999.

(e) Includes exercisable warrants to acquire shares of Common Stock in the following amounts per beneficial owner: Timothy A. Braswell - 30,135 shares; Aron Katzman - 30,135 shares; Harry L. Franc, III - 6,697.

(f) Includes shares subject to the terms of a Conversion Voting Agreement entered into on January 7, 1999, wherein the beneficial owners granted proxies to S. Leslie Flegel and William H. Lee to vote in favor of Proposal 1 in the following amounts per beneficial owner: Timothy A. Braswell - 296,464 shares; Aron Katzman - 169,781 shares; Jason S. Flegel - 133,769 shares; Dwight L. DeGolia - 107,104 shares; Harry L. Franc - 34,228 shares; and Randall S. Minix - 8,485 shares.
         See Proposal 1.

(g) Includes exercisable options and warrants to acquire 225,446 shares of Common Stock.

         PROPOSAL 1: APPROVAL OF THE ISSUANCE OF 1,473,281 SHARES OF THE COMMON STOCK OF THE COMPANY UPON THE CONVERSION OF THE CLASS A
                           CONVERTIBLE PREFERRED STOCK

     On January 7, 1999, the Company and its subsidiary, Source-US Marketing Services, Inc., entered into an Agreement and Plan of Merger (the "Merger Agreement") with U.S. Marketing Services, Inc. ("US Marketing"), Jonathan J. Ledecky, James R. Gillis and Monte Weiner. Pursuant to the Merger Agreement, US Marketing was merged (the "Merger") into the Company's subsidiary and each share of US Marketing was converted into a right to receive .3626 shares of Common Stock of the Company and .2772 shares of Class A Convertible Preferred Stock (the "Preferred Stock") of the Company. Messrs. Ledecky, Gillis and Weiner received 1,779,383, 73,668 and 73,668 shares of Common Stock, respectively, and 1,360,617, 56,332 and 56,332 shares of Preferred Stock, respectively. Each share of Preferred Stock will automatically convert into one share of Common Stock upon receipt of the approval of the holders of a majority of the outstanding shares of Common Stock (other than shares held by Messrs. Ledecky, Gillis and Weiner). If shareholder approval is not received on or before June 30, 1999, the shares of Preferred Stock will be convertible, at the option of the holders, into demand debt of the Company aggregating $11,388,462.00.

         In connection with the Merger Agreement, the Company and Messrs. Ledecky, Gillis and Weiner entered into a Registration Rights Agreement dated January 7, 1999 (the "Registration Rights Agreement") whereby Messrs. Ledecky, Gillis and Weiner have agreed not to transfer their shares of Common Stock (including any shares of Common Stock issuable upon conversion of the Preferred Stock) for a period of one year from the date of the Registration Rights Agreement without the consent of the Company, except under certain circumstances, and Messrs. Ledecky, Gillis and Weiner have the right to require the registration of their shares of Common Stock (including any shares of Common Stock issuable upon conversion of the Preferred Stock) under the Securities Act of 1933, as amended, for resale under certain circumstances.

         Also in connection with the Merger Agreement, on January 7, 1999, Mr. Flegel and Mr. Ledecky entered into a Voting Agreement (the "Voting Agreement") whereby Mr. Ledecky agreed to vote the Common Stock held by him in the same manner as Mr. Flegel on matters pertaining to the election of directors of the Company; the ratification of the Company's auditors; composition of senior management of the Company; financing; stock bonus, option or incentive plans or programs for employees and consultants of the Company and amendments thereto; the amendment of the Articles of Incorporation of the Company to increase the authorized capital of the Company; and similar matters pertaining to the day-to-day operations of the Company. The Voting Agreement specifically excludes matters pertaining to fundamental changes in the Company, including, but not limited to, mergers, acquisitions requiring shareholder approval, tender offers, sales of all or substantially all of the assets of the Company, changes in control of the Company, and the issuance of capital stock of the Company requiring shareholder approval. Mr. Ledecky granted a proxy to Mr. Flegel to vote his shares in accordance with the terms of the Voting Agreement. The Voting Agreement will terminate upon the earlier of the second anniversary of the Voting Agreement, Mr.

Ledecky owning less than 10% of the issued and outstanding capital stock of the Company, or the removal or resignation of Mr. Flegel from either of his positions as Chief Executive Officer or as Chairman of the Board of Directors of the Company.

         Rule 4460(i)(1)(D) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires certain companies whose securities are traded on the Nasdaq National Market (such as the Company) to obtain shareholder approval prior to issuing stock in connection with the acquisition of the stock of another company when the amount of Common Stock to be issued (or issuable upon conversion) will be greater than either 20% of the Common Stock or 20% of the voting power of the Company outstanding prior to the issuance. The issuance of the Common Stock to Messrs. Ledecky, Gillis and Weiner in connection with the Merger Agreement did not require shareholder approval pursuant to Rule 4460(i)(1)(D) because it constituted 20% of the issued and outstanding Common Stock on January 7, 1999, the date of the Merger Agreement. Rule 4460(i)(1)(D), however, requires the Company to obtain shareholder approval of this Proposal 1 prior to the issuance of Common Stock upon the conversion of the Preferred Stock because the number of shares of Common Stock that would be issued upon conversion of the Preferred Stock, when aggregated with the shares of Common Stock issued in the Merger, is in excess of 20% of the Common Stock issued and outstanding on January 7, 1999. If the Company fails to obtain shareholder approval on or before June 30, 1999, the shares of Preferred Stock will be convertible, at the option of the holders, into demand debt of the Company aggregating $11,388,462.00.

         The following is a summary description of the preferences, rights and limitations of the Preferred Stock as set forth in the Certificate of Designation as filed with the Secretary of State of the State of Missouri on January 6, 1999.

         Voting Rights. The shares of Preferred Stock carry no voting rights; however, the Company shall not, without the approval of at least a majority of the outstanding shares of Preferred Stock, (i) amend the Articles of Incorporation or any other document to alter or change any rights, preferences or privileges of the Preferred Stock or to materially and adversely affect the Preferred Stock, (ii) increase or decrease the authorized number of shares of Preferred Stock or effect a stock split or reverse stock split of the Preferred Stock, or (iii) authorize another class or series of shares senior to or pari passu with the Preferred Stock with respect to distribution of assets on liquidation.
         Dividends. The holders of Preferred Stock are entitled to receive dividends at the same rate, on the same conditions, at the same time and to the same extent dividends are paid or declared by the Company on the Common Stock.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of the Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of the Common Stock, a liquidation preference amount of $7.73 per share plus any dividends previously declared but unpaid (the "Liquidation Preference Amount").

        Conversion. Upon approval by the holders of a majority of the shares Common Stock voting at the Special Meeting (other than the shares held by Messrs. Ledecky, Gillis and Weiner), each share of Preferred Stock shall be converted automatically into one share of Common Stock. If shareholder approval is not obtained on or before June 30, 1999, the Company shall, at the election of any holder of the Preferred Stock, convert all of the shares of the Preferred Stock held by such holder into a demand note of the Company with a principal amount per share equal to the Liquidation Preference Amount. For the shares of Preferred Stock which are to be converted, the Company is obligated to deliver to the holder thereof a note in a principal amount equal to the Liquidation Preference Amount times the number of shares of Preferred Stock to be converted. Such note shall be payable on demand with 30 days notice and shall bear interest at the Prime Rate (as announced from time to time by J.P. Morgan) plus 1% from the date of conversion.

        In connection with the Merger Agreement, in order to satisfy a condition to the obligation of Messrs. Ledecky, Gillis and Wiener to close the Merger, S. Leslie Flegel, CEO and Chairman of the Company, each member of the Board of Directors of the Company and certain other shareholders of the Company (the "Conversion Shareholders") entered into a Conversion Voting Agreement dated as of January 7, 1999, whereby the Conversion Shareholders granted proxies to Mr. Flegel and William H. Lee, Jr., Chief Operating Officer and Vice-Chairman of the Company, to vote their shares of Common Stock in favor of this Proposal. The Conversion Shareholders own an aggregate of shares 4,307,771 (43.9%) of Common Stock eligible to vote for Proposal 1.

         Messrs. Ledecky, Gillis and Weiner are not entitled to vote their shares of Common Stock issued in connection with the Merger Agreement on Proposal 1, and their shares shall be disregarded for purposes of determining whether the Proposal has been approved.

         The Board of Directors recommends that the shareholders vote "FOR" Proposal 1.


         PROPOSAL 2: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                        AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors recommends the adoption of an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Company from 16,528,925 shares to 40,000,000 shares. The proposed amendment would change only the number of authorized shares of Common Stock and will not change the number of authorized shares of Preferred Stock or otherwise effect any changes in the Articles of Incorporation. If approved by the shareholders, paragraph (a) of Article 4 of the Articles of Incorporation would read in its entirety as follows:

                                   ARTICLE 4

         (a) The aggregate number of shares of capital stock which the Corporation shall have authority to issue is forty-two million (42,000,000) shares, each having a par value of One Cent ($.01) per share. Of such authorized shares forty million (40,000,000) shares are hereby classified and designated common stock and two million (2,000,000) shares are hereby classified and designated preferred stock.

         As of March 4, 1999, the Company had outstanding shares of Common Stock and had reserved for issuance shares of Common Stock. Without an increase in the number of authorized shares, the Company will have only approximately shares of the currently authorized Common Stock available for financing, acquisitions, stock splits, issuances under the Company's Stock Plan, and other corporate purposes. The Company has no present plans or commitments for issuing any of the additional shares of Common Stock except as may occur in connection with the conversion of the Preferred Stock pursuant to Proposal 1, the conversion of certain outstanding warrants and in connection with the Stock Plan. Nevertheless, the proposed increase in authorized shares would provide the necessary flexibility for other transactions the Company might take for proper corporate purposes, including those relating to stock splits, stock dividends, warrants, employee benefit plans, financing programs or acquisitions. No further action or authorization by the shareholders would be necessary prior to the issuance of the additional shares unless it is required for a particular transaction by applicable law, regulatory agency, the Nasdaq Marketplace Rules or rules of any stock exchange on which the Company's Common Stock may then be listed.

         The issuance of additional shares under certain of the transactions mentioned above could possibly be used to make a change in control of the Company more difficult by diluting the interest of persons seeking to gain control or by issuance to a holder who favors current management and who would vote for the election of directors who oppose a transaction which would result in a change of control. The Board of Directors is not aware of any present effort to obtain control of the Company by the accumulation of Common Stock or otherwise.

         The additional shares for which authorization is sought would be identical with the shares of Common Stock now authorized and outstanding, and the amendment would not affect the terms or the rights of the holders of those shares. The Company's Common Stock has no conversion, preemptive or subscription rights and is not redeemable.

         The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for adoption of the proposed amendment. The effective date of the proposed amendment will be the date upon which the required filing is made in the Office of the Secretary of State of the State of Missouri. Assuming approval of the amendment by the shareholders, it is anticipated the filing will be made as soon thereafter as practicable.

         Mr. Ledecky has given Mr. Flegel his irrevocable proxy to vote in favor of Proposal 2. Messrs. Ledecky and Flegel own an aggregate of 2,972,403 shares (25.3%) of Common Stock eligible to vote for Proposal 2.

         The Board of Directors recommends that the shareholders vote "FOR" the proposed amendment.

                          PROPOSAL 3: AMENDMENT TO THE
                   COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN

         On October 7, 1998, the Board of Directors of the Company adopted an amendment to the Stock Plan and directed that the Stock Plan as amended be submitted to the shareholders for their approval. The amendment provides for an increase in the number of shares of the Company's Common Stock available under the Stock Plan by 1,000,000 shares. The amendment will become effective upon approval by the holders of at least a majority of the shares of the Common Stock voting at the Special Meeting. The Stock Plan as amended is attached as Exhibit A to this Proxy Statement.

GENERAL

         The purpose of the Stock Plan is to motivate employees of the Company and its subsidiaries through incentives inherent in stock ownership by providing the opportunity to obtain or increase proprietary interest in the Company on a favorable basis through options to purchase stock granted under the Stock Plan. The purpose of the proposed amendment to the Stock Plan is to increase the number of available shares so as to enable the Company to continue the Stock Plan in future years. The Stock Plan became effective on August 23, 1995. The maximum number of shares that may be issued under the Stock Plan is now 520,661 shares of Common Stock of which all shares have been issued or reserved for issuance. In the event there is a lapse, expiration, termination, or cancellation of any benefit awarded under the Stock Plan and the shares represented by such benefit either are not issued or are subsequently reacquired by the Company, such shares may be again available to be used in connection with the Stock Plan without being charged against the limitation of the number of authorized shares under the Stock Plan. The shares currently authorized have been and, if Proposal 3 is approved, the additional shares will be registered under the Securities Act of 1933, as amended. The closing price of the Company's Common Stock on March 4, 1999 on the Nasdaq National Market was $ per share.

         The Compensation Committee of the Board of Directors serves as the Administrator of the Stock Plan (the "Administrator") and has the exclusive authority to determine the type of options awarded (incentive stock options ("ISO") or non-qualified stock options ("NQSO")); to determine the terms and conditions of all options; to construe and interpret the Stock Plan and the options granted under it; to determine the time or times an option may be exercised, the number of shares as to which an option may be exercised at any one time, and when an option may terminate; to establish, amend and revoke rules and regulations relating to the Stock Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Stock Plan or any option agreement.

OPTIONS

         All employees of the Company who are not members of the Compensation Committee are eligible to receive options under the Stock Plan. The Administrator determines the employees to whom options are granted, the time or times such options are granted, the number of shares to be subject to each option and the terms when each option may be exercised.

         Options entitle a participant to purchase shares of Common Stock at a price per share equal to the market value of the Common Stock on the date the option is granted. However, if an ISO is granted and the participant receiving the ISO owns more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price shall not be less than one hundred and ten percent of the market value of the Common Stock on the date the ISO is granted.

         Any outstanding option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the cessation of the employment or engagement of the participant by the Company for any reason other than retirement (under normal Company policies), death or disability; (ii) the date which is 3 months following the effective date of the participant's retirement from the Company's service; (iii) the date which is 1 year following the date on which the participant's service with the Company ceases due to death or disability; (iv) the date of expiration of the option determined by the Administrator at the time the option is granted and specified in such option; or
(v) the 10th annual anniversary date of the granting of the option, or, if and when an ISO is granted participant owns more than 10% of the total combined voting power of all classes of stock of the Company, then on the 5th such anniversary.

         Options are exercisable on the terms determined by the Administrator at the time of the grant. The option price is payable in full upon exercise of an option and may be paid in cash or, if permitted by the Administrator, by tendering shares of Common Stock of the Company already owned by the participant. Options granted under the Stock Plan are nontransferable and nonassignable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant.

CHANGE OF CONTROL

         The Stock Plan provides for the accelerated exercisability of options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent company.

AMENDMENT; TERMINATION

         The Board of Directors may amend the Stock Plan at any time, except that the Board may not, without the approval of the shareholders, materially increase the benefits accruing to participants under the Stock Plan, increase the number of shares of Common Stock in the aggregate which may be issued under the Stock Plan, except as provided by the Stock Plan, or materially modify the requirements as to eligibility for participation in the Stock Plan.

         The Board of Directors may terminate or suspend the Stock Plan at any time. The Stock Plan currently will terminate automatically on August 23, 2005. No benefits may be awarded under the Stock Plan after its termination. Except as provided by the Stock Plan, amendment, suspension or termination of the Stock Plan will not alter or impair any rights or obligations under options previously granted under the Stock Plan.

FEDERAL TAX CONSEQUENCES

         Incentive Stock Options. A participant who exercises an ISO while employed by the Company or within the 3 month (1 year for disability) period after termination of employment, will not recognize any ordinary income at that time. If the shares acquired upon the exercise are not disposed of until more than 1 year after the date of the exercise, and more than 2 years after the date the ISOs were granted, the excess of the sale proceeds over the aggregate option price of such shares will be treated as long-term capital gain to the participant. If the shares acquired on exercise of the ISOs are disposed of prior to such dates (a "disqualifying disposition"), the excess of the fair market value of the shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income to the participant at the time of such disqualifying disposition. The Company will be entitled to a federal tax deduction in a like amount, subject to the limitation on deductions discussed below. If an ISO is exercised more than 3 months (1 year for disability) after termination of employment, the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the stock received on the date of exercise. The Company would be allowed a deduction for a like amount in such case, subject to the limitation on deductions discussed below.

         For purpose of the alternative minimum tax on individuals, on exercise of an ISO, the difference between the fair market value of the stock on the date of exercise and the amount paid for the stock will be treated as taxable.

         A participant does not recognize any taxable income on the grant for exercise of an ISO. However, if there is a disqualifying disposition of stock received on the exercise of an ISO, the Company may deduct from income in the year of the disqualifying disposition an amount equal to the amount that the participant recognizes as ordinary income due to the disqualifying disposition, subject to the limitation on deductions discussed below.

         Nonqualified Stock Options. A participant will not realize any income at the time an NQSO is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of an NQSO, the participant will recognize ordinary income (whether the NQSO price is paid in cash or by the surrender of previously owned common stock) in an amount equal to the difference between the option price and the fair market value of the shares to which the NQSO pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant, subject to the limitation on deductions discussed below.

         Limitation on Deductions. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to its chief executive officer or any of its other four highest paid officers unless certain requirements are met. The Stock Plan does not meet the requirements of Section 162(m) and it is possible that certain compensation paid under the Stock Plan would not be deductible in the future. However, the Company currently believes that all amounts under the Stock Plan will be deductible because the compensation of the officers will either not exceed the limit under Section 162(m) or part of the compensation will be paid under the Performance Plan for Executives which does meet the requirements of Section 162(m).

         The following sets forth information with respect to the ISOs granted by the Administrator during the Company's fiscal year ended January 31, 1999.

           Name and Position                   Exercise Price Per Share                   Number of Shares Subject to ISOs
           -----------------                   ------------------------                   ---------------------------------
S. Leslie Flegel, CEO and Chairman                    -                                              -

William H. Lee, COO and Vice Chairman                 -                                              -

Dwight L. DeGolia, Executive Vice President           $ 5.00                                          30,000(a)
                                                      $ 5.13                                          10,000(b)

Jason S. Flegel, Senior Vice President of
RDA Operations                                        $ 5.00                                          10,000(c)

Stephen E. Borjes, President - Front-End
Merchandising Group                                   $ 5.00                                          20,000(a)
                                                      $ 6.63                                          20,000(d)

All executive officers                                $ 5.00                                          20,000(a)
as a group                                            $ 7.81                                         202,000(e)

All directors who are not executive                   -                                              -
officers as a group

All employees as a group                              $ 5.00                                          40,000(c)
                                                      $ 5.00                                          63,000(f)
                                                      $ 6.13                                             910(g)
                                                      $ 6.63                                             910(h)
                                                      $ 7.38                                           5,000(i)
                                                      $10.88                                         155,000(j)
                                                      $10.88                                         100,000(k)

(a) Except as stated below, one-third of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-third on each of the first two anniversaries of the date of the grant, October 8, 1998. In the event that this Proposal 3 is not approved, all of such ISOs shall be deemed not to have been granted under the Stock Plan and shall not be exercisable.

(b) All of the ISOs are exercisable on the first anniversary of the date of grant, February 2, 1998.

(c) One-fifth of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-fifth on each of the first four anniversaries of the date of the grant, October 8, 1998.

(d) One-fifth of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-fifth on each of the first four anniversaries of the date of the grant, May 1, 1998.

(e) Except as stated below, one-third of the ISOs are exercisable on January 1, 2001, with the remainder exercisable in cumulative installments of one-third on each of January 1, 2001 and January 1, 2002. The ISOs were granted on December 14, 1998. In the event that this Proposal 3 is not approved, all of such ISOs shall be deemed not to have been granted under the Stock Plan and shall be deemed to be NQSOs.

(f) One-third of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-third on each of the first two anniversaries of the date of the grant, October 8, 1998.

(g) One-third of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-third on each of the first two anniversaries of the date of the grant, June 24, 1998.

(h) One-third of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-third on each of the first two anniversaries of the date of the grant, May 1, 1998.

(i) One-fifth of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-fifth on each of the first four anniversaries of the date of the grant, November 30, 1998.

(j) Except as stated below, one-fifth of the ISOs are exercisable immediately, with the remainder exercisable in cumulative installments of one-fifth on each of the first four anniversaries of the date of the grant, January 7, 1999. In the event that this Proposal 3 is not approved, all such ISOs shall be deemed not to have been granted under the Stock Plan and shall be deemed to be NQSOs.

(k) Except as stated below, one-third of the ISOs are exercisable on January 1, 2001, with the remainder exercisable in cumulative installments of one-third on each of January 1, 2001 and January 1, 2002. The ISOs were granted on January 7, 1999. In the event that this Proposal 3 is not approved, all of such ISOs shall be deemed not to have been granted under the Stock Plan and shall be deemed to be NQSOs.

         Mr. Ledecky has given Mr. Flegel his irrevocable proxy to vote in favor of Proposal 2. Messrs. Ledecky and Flegel own an aggregate of 2,972,403 shares (25.3%) eligible to vote for Proposal 2.

         The Board of Directors recommends that the shareholders vote "FOR" the proposed amendment.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by April 28, 1999 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In order for a Shareholder to bring other business before the 1999 Annual Meeting of Shareholders, timely notice must be given to the Company within the time limits set forth above. Such notice must include a description of the proposed business, the reasons therefor and other matters specified in the Company's Bylaws. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

In each case the notice must be provided to the Company at its principal office in St. Louis, Missouri. Any Shareholder desiring a copy of the Company's Bylaws will be furnished a copy without charge upon the submission of a written request to the Company.

If the date of the 1999 Annual Meeting of Shareholders is advanced or delayed by more than 30 calendar days from the date of the 1998 Annual Meeting of Shareholders, the Company will make a timely disclosure of such date change and the impact of such date change on the submission deadlines set forth above in its first quarterly report on Form 10-QSB following such date change, or, if impracticable, by any means reasonably calculated to inform shareholders.


                                             By Order of the Board of Directors


                                              /s/ W. Brian Rodgers
                                              _________________________________
                                              W.  Brian Rodgers, Secretary


THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY BY DELIVERING A WRITTEN REVOCATION OF YOUR PROXY TO THE SECRETARY OF THE COMPANY.

                                    EXHIBIT A

                    THE SOURCE INFORMATION MANAGEMENT COMPANY
                              AMENDED AND RESTATED
                        1995 INCENTIVE STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN

         The Source Information Management Company 1995 Incentive Stock Option Plan ("Plan") is intended to provide additional incentive to certain valued and trusted employees of The Source Information Management Company, a Missouri corporation (the "Company"), by encouraging them to acquire shares of the $.01 par value common stock of the Company (the "Stock") through options to purchase Stock granted under the Plan ("Options"). The purpose for granting such Options and making the purchase of the Stock possible is to increase the proprietary interest of such employees in the business of the Company and provide them with an increased personal interest in the continued success and progress of the Company. The intended result is to promote the interests of both the Company and its shareholders.

         Options granted under the Plan may be either Options intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("NQSOs"). Each employee granted an Option will receive and be required to accept a Stock Option Agreement with the Company (the "Option Agreement"), which sets forth the terms and conditions of the Option, in accordance with this Plan.

         2. ADMINISTRATION OF PLAN

         The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company ("Board"), to be composed of at least two (2) members. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation. Each member of the Committee shall serve at the pleasure of the Board. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. If there are less than two members of the Board who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, then the full Board shall be deemed to be the administrators of the Plan and shall be endowed with all of the rights and responsibilities attributed to the Committee herein:

         The Committee shall have the sole power:

         a. subject to the provisions of the Plan, to grant Options; to determine the type of Option (NQSO or ISO); to determine the terms and conditions of all Options; to construe and interpret the Plan and Options granted under it; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Committee shall be conclusive and binding on all Optionees and on their legal representatives and beneficiaries; and

         b. to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

         The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

         3. SHARES SUBJECT TO THE PLAN

         Subject to the provisions of paragraph 13, the Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate
One Million Five Hundred Twenty Thousand Six Hundred Sixty-One (1,520,661) shares of $.01 par value common stock of the Company. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of Stock not purchased under such Options shall be available again for the purpose of the Plan. The Stock to be offered for purchase upon the grant of an Option may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

         4. PERSONS ELIGIBLE FOR OPTIONS

         All employees of the Company who are not members of the Committee shall be eligible to receive the grant of Options under the Plan. The Committee shall determine the employees to whom Options shall be granted, the time or times such Options shall be granted. the number of shares to be subject to each Option and the times when each Option may be exercised. The Committee shall seek information, advice and recommendations from management to assist the Committee in its independent determination as to the employees to whom Options shall be granted. An employee who has been granted an Option (an "Optionee"), if he or she is otherwise eligible, may be granted additional Options.

         5. PURCHASE PRICE

         The purchase price of each share of Stock covered by each Option ("Purchase Price") shall not be less than one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the Option is granted. However, if and when an ISO is granted the Optionee receiving the ISO owns or will be considered to own, by reason of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by the ISO shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the ISO is granted.

         "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is traded only otherwise than on a securities exchange and is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing quoted selling price of the Stock on the date of grant of the Option. as reported by the Wall Street Journal; (ii) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal; or (iii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on NASDAQ, the closing quoted selling price of the Stock on the date of grant of the Option as quoted in the "pink sheets" published by the National Daily Quotation Bureau. In any case, if there were no sales of the Stock on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

         6. DURATION OF OPTIONS

         Any outstanding Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the cessation of the employment or engagement of the Optionee by the Company for any reason other than retirement (under normal Company policies), death or disability; (ii) the date which is three months following the effective date of the Optionee's retirement from the Company's service; (iii) the date which is one year following the date on which the Optionee's service with the Company ceases due to death or disability; (iv) the date of expiration of the Option determined by the Committee at the time the Option is granted and specified in such Option; or
(v) the tenth (10th) annual anniversary date of the granting of the Option, or, if and when an ISO is granted the Optionee owns (or would be considered to own by reason of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then on the fifth (5th) such anniversary. However, the Committee shall have the right, but not the obligation, to extend the expiration of the Options held by an Optionee whose service with the Company has ceased for any reason to the end of their original terms, notwithstanding that such Options may no longer qualify as ISOs under the Code.

         7. EXERCISE OF OPTIONS

         a. An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted.

         b. No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934.

         c. No Option will become exercisable if the exercisability of such Option would cause the aggregate fair market value (as determined at the time of grant in accordance with the provisions of paragraph hereof) of the Stock with respect to which Option issued by the Company are first exercisable during such calendar year to exceed $100,000. If the grant of an Option hereunder would cause a violation of the foregoing limitation, the exercisability of the portion of the Option granted hereunder shall be reduced to the extent necessary such that no violation of the foregoing limitation will occur. Any Option with respect to which exercisability has been deferred shall become first exercisable on the first day of the calendar year in which such exercisability would not cause a violation of the limitations contained in Section 422(b)(7) of the Code; provided, however, if the exercisability is required to be deferred beyond the expiration of such Option, the grant of such Option shall be null and void.

         8. METHOD OF EXERCISE

         a. When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash or its equivalent, as is acceptable to the Company, of the purchase price for the shares being purchased. The Company shall issue a separate certificate or certificates of Stock for each Option exercised by an Optionee.

         b. In the Committee's discretion, determined at the time an Option is granted, payment of the purchase price for shares may be made in whole or in part with other shares of Stock of the Company which are free and clear of all liens and encumbrances. The value of the shares of Stock tendered in payment for the shares being purchased shall be the Fair Market Value Per Share on the date of the Optionee's notice of exercise.

         c. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of any shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any national securities exchange or the National Association of Securities Dealers, Inc. or any Federal, state or local law. If the Optionee, or other person entitled to exercise an Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Committee shall have the right to terminate the Option and the exercise thereof with respect to such shares.

         9. NONTRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by Will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

         10. CONTINUANCE OF EMPLOYMENT

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of employment by the Company or interfere in any way with the right of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

         11. RESTRICTIONS ON SHARES

         If the Company shall be advised by counsel that certain requirements under Federal or state securities laws must be met before Stock may be issued under the Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for the failure to issue Stock under any exercise of Options because of any delay while such requirements are being met or the inability of the Company to comply with such requirements.

         12. PRIVILEGE OF STOCK OWNERSHIP

         No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a stockholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in paragraph 13.

         13. ADJUSTMENT

         a. If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan, as provided in paragraph 3, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

         b. Notwithstanding paragraph (a), upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the, Company is not the surviving corporation, (iii) a sale of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person, in a single transaction or series of transactions, the Board shall accelerate the time in which any outstanding Options granted under the Plan may be exercised to a time prior to the consummation of the transaction, and the Plan shall terminate upon such consummation of the transaction. However, the acceleration of the time of exercise of such Options and the termination of the Plan shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Board, for: (A) the continuance of the Plan and assumption of outstanding Options, or (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price. The Board of Directors shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

         c. Adjustments under this paragraph 13 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

         14. INVESTMENT PURPOSE

         Each Option granted hereunder may be issued on the condition that any purchase of Stock by the exercise of an Option which is not the subject of a registration statement permitting the sale or other distribution thereof shall be for investment purposes and not with a view to resale or distribution (the "Restricted Stock"). If requested by the Company, each Optionee must agree, at the time of the purchase of any Restricted Stock, to execute an "investment letter" setting forth such investment intent in the form acceptable to the Company and must consent to any stock certificate issued to him thereunder bearing a restrictive legend setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act of 1933, as amended, and under the applicable securities or blue sky laws of any other jurisdiction (together, the "Securities Laws"), or the availability of exemptions from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such stock. No Restricted Stock may thereafter be resold, transferred or otherwise conveyed unless:

           i. an opinion of the Optionee's counsel is received. in form and substance satisfactory to counsel for the Company, that registration under the Securities Laws is not required; or

          ii. such Stock is registered under the applicable Securities Laws; or

         iii. A "no action" letter is received from the staff of the Securities and Exchange Commission and from the administrative agencies administering all other applicable securities or blue sky laws, based on an opinion of counsel for Optionee in form and substance reasonably satisfactory to counsel for the Company, advising that registration under the Securities Laws is not required.

         15. AMENDMENT AND TERMINATION OF PLAN

         a. The Board of Directors of the Company may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Stock which may be issued under the Plan, except as provided under the provisions of paragraph ; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         b. Subject to the provisions of paragraph 13, the Plan shall terminate ten (10) years from the earlier of the adoption of the Plan by the Board of Directors or its approval by the shareholders.

         c. Subject to the provisions of paragraph 13, no amendment, suspension or termination of this Plan shall, without the consent of each Optionee, alter or impair any rights or obligations under any Option granted to such Optionee under the Plan.

         16. EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon adoption by the Board of Directors of the Company and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board of Directors, Options may be granted under the Plan subject to obtaining such approval.

         17. TERM OF PLAN

         No Option shall be granted under the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval by the Company's shareholders.

         Adopted by the Board of Directors as of August 23, 1995, amended as of June 26, 1997 and further amended as of October 7, 1998.

                                    THE SOURCE INFORMATION
                                    MANAGEMENT COMPANY



                                    By:_______________________________________
                                       S. Leslie Flegel, Chairman of the Board
                                       and Chief Executive Officer

                   THE SOURCE INFORMATION MANAGEMENT COMPANY
                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                 DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS,
                          MARCH 30, 1999 AT 10:00 A.M.

         The undersigned shareholder of The Source Information Management Company (the "Company") hereby appoints S. Leslie Flegel and William H. Lee and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at the Company's principal executive offices at11644 Lilburn Park Road, St. Louis, Missouri 63146 on March 30, 1999 at 10:00 A.M. Central Standard Time, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION OF VOTE IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Proposal 1. The issuance of 1,473,281 shares of the Company's Common Stock upon the conversion of an equal number of shares of the Company's Series A Convertible Preferred Stock.

                       - FOR  - AGAINST  - ABSTAIN

Proposal 2. An amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock.

                       - FOR  - AGAINST  - ABSTAIN

Proposal 3. An amendment to the Company's Stock Plan to increase the number of available shares.

                        - FOR  - AGAINST  - ABSTAIN


Dated:  ______________, 1999                 __________________________________
                                             (Signature)

                                             __________________________________
                                             (Signature if held jointly)

               The signature should agree with the
               name on your stock certificate. If
               acting as attorney, executor,
               administrator, trustee, guardian,
               etc., you should so indicate when
               signing. If the signer is a
               corporation, please sign the full
               corporate name by duly authorized
               officer. If shares are held jointly,
               each shareholder should sign.